www.gmxresources.com www.gmxresources.com The date of these presentation materials is September 25, 2006 GMXR NASDAQ Global Market EXHIBIT 99.1

Certain Reserve Information
Forward Looking Statements
This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements.  They include statements regarding the company’s financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company’s properties and potential reserve and production levels.  These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company’s properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company’s ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond
the control of the company.    Reference is made to the company’s reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks.  For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.
Drilling Schedule Statement
The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors.  It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs.  Accordingly, there is no assurance that the drilling schedule will occur as projected.  GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.
The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or
“upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the
SEC’s guidelines may prohibit us from including in filings with the SEC.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
Information referenced from research reports has been prepared by independent third parties and not the Company.  By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.
Research Reports

Drilling Horizontals in Cotton Valley Gas Resource Play, Sabine Uplift;
North Carthage Field; East Texas Panola & Harrison Counties; Cotton Valley Sands & Gas Shales, Travis Peak
(Hosston) Sands and Pettit Sands & Limes
Rapidly Growing Small Cap E&P Co.
High Quality Unconventional Resources
Cotton Valley Tight Gas Sands
‘Bossier’ Gas Shale
Repeatable Organic Growth
(1) 2Q06 locations 40 acre density total; includes unit leasing & unitization
(2) Estimated using Company owned rigs; UCV & LCV – Vertical Wells
(3) Company’s actual costs UCV only 12/31/05
All in F&D Costs $1.34
(2)
- $1.61 / mcfe
(3)
724 gross / 431 net CV Locations
(1)
103 gross / 54 net CV Wells  12% Drilled!
Development:  5 Yrs. 40 A. & 11 Yrs. 20 A.
CVS
Glen
Rose
Pettit
Travis
Peak
Map by Geomap Company, reprinted with permission

Long Life, Low Risk, Low Decline for Decades
100% Development Success
103 GMXR
CV Wells
50 Year Lives
Repeatable Production Growth Potential
89% Increase 2Q06 vs. 2Q05
120% Increase 3Q06 vs. 3Q05
(3)
100% Production Increase YE06 vs. YE05
(3)
Gas Recovery Per Well Yearly Increases  4 Consecutive Years
1.245 BCFE gross –
.996 BCFE net UCV EUR YE05
1.45   BCFE gross – 1.16 BCFE net  UCV EUR YE06-07 Potential
(2)
.60   BCFE gross – .48 BCFE net LCV EUR YE06-07 Potential
(2)
8% of Gas in Place
2.05   BCFE gross   1.64 BCFE net UCV & LCV EUR YE06-07 Potential (2)
Strong Reserve and NAV Growth Potential
162 BCFE YE05 ‘1P’
(4)
153% Increase
(1)
240 – 320 BCFE YE06 ‘1P’
(4)
Analyst Guidance 50% - 100% Increase
959 BCFE 3P06 Total Reserves
(1) (2)
Resource Play Investment Characteristics
(1)
Based on Sproule reserves 12/31/05.
(2)
3P - Proved, Probable & Possible Reserves, Internal company estimates of unproved reserves
(3)
Company Guidance
(4)
1P – Proved Reserves; Ferris, Baker Watts, Inc. 4/7/06 - 320 BCFE, First Albany Capital 8/25/06 – YE06 286 BCFE YE07 422 BCFE, Capital One Southcoast, Inc.
4/7/06 -270 BCFE; A.G. Edwards & Sons, Inc. 4/17/06 - 256 BCFE; Pickering Energy Partners, Inc. 8/22/06 - 252 BCFE, Sidoti & Company, LLC 6/25/06 - 247
BCFE.
1st Qtr. 06 - 0.857 BCFE
2nd Qtr. 06 - 0.925 BCFE
3rd Qtr. 06 - 1.100 BCFE
(3)
4th Qtr. 06 - 1.500 BCFE
(3)

JV 30% JV 30%
Gladewater /
Glenwood / White
Oak/ Willow
Springs
738 CV BCFE
891 Other BCFE
Woodlawn
160 CV BCFE
399 Other BCFE
Waskom
323 CV BCFE
921 Other BCFE
Oak Hill
1,277 CV BCFE
12 Other BCFE
Bethany / Elysian
465CV BCFE
1,532 Other BCFE
Carthage / Beckville /
Briggs
4,139 CV BCFE
6,769 Other BCFE
Tatum / Blocker
374 CV BCFE
153 Other BCFE
O
v
e
r
t
o
n
100% 100%
Production data from IHS Dwights.
Texas Counties: Harrison, Panola, Gregg, Rusk, Caddo
Parish, LA:   7,859 CV Wells; 1,463 Permitted Wells,
48,651 Other Wells.  Prod Cum 8,586 CV BCFE,
25,597 Other BCFE as of June 2006
CV Well  - CV Depths
8,500’ – 12,000’
2006
Permitted
Wells
GMXR / PVA
JV Acreage
GMXR
100% Acreage
CVS Producers & Field Production

2006 Drilling Plan  & Update
North Carthage GMXR / PVA Joint Venture
(1)
Map as of  September 2006.  CV wells
only.  Wells < 8100’ omitted.
JV 30% Area -
GMXR
30% WI
•
Drill 34 gross / 10 net
Vertical CV Wells
• 1 gross / .3 net Horizontal LWR Bossier
• 3 TP Twins
•
9,990 gross /2,962 net GMXR
e Acres
•
194 gross / 61 net YE06
(2)
• 2006 Drilling #24, #25
• Total Drilled 61 CV Wells
(1) Company internal estimates;  Schedule dependant
upon rig efficiency.   Number of wells to be drilled in
all areas are estimated.  Net ownership of wells will
increase by leasing & unitization.
(2) YE06 CV Locations on 40 acre density.
GMXR
100% Area - 100% WI
•
Drill 17 Vertical CV Wells
• • 2 Horizontal CV Wells 2 Horizontal CV Wells
• • 2 Travis Peak Twins 2 Travis Peak Twins
• •
9,217 gross /7,990 net GMXR
e Acres
•
185 gross/ 185 net YE06
(2)
• 2006 Drilling #10, #11
• Total Drilled 28 CV Wells
JV 50% Area –
GMXR
50% WI
• •
Drill 13 gross / 6 net
Drill 13 gross / 6 net
Vertical CV Wells
• 1 TP Twin
•
9,766 gross / 4,316 net GMXR
e Acres
•
224 gross / 112 net YE06
(2)
• 2006 Drilled #8 – 2 Flex Rigs in Nov.
• Total Drilled 13 CV Wells
CV Gas Well
2006
Permitted
Wells
GMXR / PVA
JV Acreage
GMXR
100% Acreage

Rigs
(Operator)
Draw Works
Horsepower Depth Contract Term
Status (Area)
1)
DBD #7
(1)
(GMXR)
1000 HP 11,000' GMXR
Own
Active
(100%)
2)
DBD #11
(1)
(GMXR)
1000 HP 14,000' GMXR
Own
Active
(100%)
3)
DBD #9
(1)
(GMXR)
1200 HP 15,000' GMXR
Own
1H07
(100%)
4) Unit #309
(
GMXR
& PVA)
Well by Well Active
(100% / JV50%)
5)
H & P #156 (PVA)
2 yr 6/05 - 6/07 Active
(JV30% / 50%)
6)
D & D #11 (PVA)
Well by Well Active
(JV30%)
7) H & P Flex #188
(PVA)
90 Day Renewable Active
(JV30% / 50%)
8)
H & P Flex #229 (PVA)
90 Day Renewable Active
(JV30% / 50%)
9)
Grey Wolf Flex (PVA)
3 yr thru 09
4Q06 (JV50%)
10) H&P Flex
(PVA)
3 yr thru 10 2H07
(JV30% / 50%)
Diamond Blue & Other Rigs Status
(1)
Diamond Blue Drilling Co. Wholly owned subsidiary of GMXR.

6,100
7,000
8,000
9,000
10,000
11,000
Other
Pettit
Travis Peak /
Hosston Sands
Lower TP
Stroud Sands
BCD Sands
Davis Sands
Taylor Sands
Upper Bossier
Middle Bossier
Lower Bossier
Haynesville
Smackover
(1) Company internal estimates of proved & unproved reserves. 40 Acre spacing.
28
41
139
496
210
50
959 BCFE
(less 5 BCFE 06 Production)
Conventional
Reservoirs
Tight Gas Sands
Gas Shales
3P Reserves (BCFE) by Layer
(1)
Stick Plot
Mudlog & Open Hole Log
U
C
V
L
C
V
Tight Limes

Repeatable & Reliable Resource Layers
*
Red indicates Gas Shows
S N
18.75 miles
U
C
V
L
C
V
8,000’
11,700’
10,000’
BCD
Davis
Taylor
Upper
Bossier
Middle
Bossier
Lower
Bossier
Haynesville
Smackover
Stroud

Upper & Lower Cotton Valley Gas Layers
(1)
Sproule & Associates
(2)
Company guidance
EUR 1.245 BCFE per well
(1)
YE05  - Company Expects YE06 Increases
EUR 2.05 BCFE per well by YE07 Potential
(2)
YE05
Proved YE06-07
Reserve Reserve Adds
* Stroud Sands 8,200 - 8,400'    Main Field Pay Higher Rates, less H2O & Flatter Declines
BCD Sands 8,500 - 9,000'
   Emerging Field Pay
Several 20' - 40' Tight Gas Sands
Davis Sands 9,100 - ,9600'
   Emerging Field Pay
Five 50'+ Tight Gas Sands
* Taylor Sands 9,700 - 10,000'    Main Field Pay - Target Three Main Tight Gas Sands
Lower CV 10,200 - 11,800'
   Emerging Field Pay
Gas Shale - Several Layers

Recent Developments and Plans
14.3 mmcfepd Net Production weekly average 9/25/06
Devon Energy Carthage Field Horizontal Cotton Valley Sand Well
IP 16 mmcfgpd; 1   month .25 BCFE
Open Hole Completion; 5 Stages Fracture Treatment (450’ – 500’)
Reserves could be 1 Stage = 1 Vertical Well for Each Stage
20 Acre Well Placement; Virgin Pressures
1st Horizontal Lateral Lower Bossier Completing
Additional Horizontal Wells Drilling in Taylor Sand & Bossier
7   Rig Arrived in 100% Area DBD #11
8   & 9   Rig being Built
Over 20 Deep Tests Drilled; 12 LCV & UCV Completions
Field Avg. IP LCV 928 mcfgpd; UCV 1,480 mcfgpd
Average Cycle Time 62 days to Taylor Sales!
Gas Shale Consortium Corelab
$8 Hedge 100,000 MMBTU per Month, Houston Ship Channel Aug. 2006 (12 month)
Map by Geomap Company, reprinted with permission
CVS
Glen
Rose
Pettit
Travis
Peak
18 miles N-S x 8 miles wide
GMXR
st
th
th
th

Resource Play Activity
20 acre density, 600’ separations, 467’ from lease line ‘Beginning’
40 acre density, 1,200’ separation, 467’ from lease line ‘Common’ Field Rules
Expansion of Play / Drilling Preparation / Operations
Land Office Marshall, TX; Field Office 12,000 sq. ft. & 10 Acres Yard
Many New CV Gas Units to be Formed in 2006
20 Acre Development in Area Continuing
KCS/Petrohawk, Devon & XTO
(1)
74 Miles of Right of Way Pipelines in 100% Area; High & Low Pressure, Gas Lift Gas & Disposal Lines
(1) Endeavor Pipeline wholly owned subsidiary of GMXR
(2) From well head to delivery points within all 3 AMIs
Take Away Capacity 65 mmcfepd; increasing to 77 mmcfepd thru out AMIs
(2)
75% - 83.3% NRI (most NRI >= 80%) Net Revenue
$500 - $700 per acre Bonus & Brokerage

13 Horizontal Completion Method Hydraulic Set Packer Frac Port 4 ½” Casing Open Hole Completion 6 1/8” Stage 5 Stage 4 Stage 3 Stage 2 Stage 1 500’ Fracture Stimulations 7” Cemented Casing 2,500 ‘

Continue Growing Proved Reserves
YE05                  162 BCFE (2) 153% Increase
YE06          245-320 BCFE (3) 50% – 100% Increase
Building Shareholder Value
(1)
3Q06 and 4Q06 are Company estimates
(2)
Sproule Associates, Inc. 12/31/04 & 12/31/05
78% Increase 1.50 BCFE    vs. 4Q05  .84 BCFE 4Q06
120% Increase 1.10 BCFE    vs. 3Q05  .48 BCFE 3Q06
89% Increase .92 BCFE    vs. 2Q05  .49 BCFE 2Q06
Accelerate Increase in Natural Gas Production
Accelerate Increase in Natural Gas Production
(1)                    Organic
Growth:
Production Growth + Reserve Growth = Shareholder Value Growth
YE 06 YE 07
Ferris, Baker Watts, Inc. 4/7/2006 320 BCFE
First Albany Capital 8/25/2006 286 BCFE 422 BCFE
Capital One Southcoast, Inc. 4/7/2006 270 BCFE
A.G. Edwards & Sons, Inc. 4/17/2006 256 BCFE
Pickering Energy Partners, Inc. 8/22/2006 252 BCFE
Sidoti & Company, LLC 6/25/2006 247 BCFE
Analyst's Proved Reserves Forecast

(1)
2006 is Company estimate based on past rig performance, estimated prices and existing contracts.
(2)
CAPEX includes pipelines, compressors, rigs, acreage & completed well costs.
Capital Expenditures
(1)
GMXR
CAPEX
(2)
2005 1-4 Rigs
28
gross / 13.3 Net   51 gross / 24.3 Net $40 mm
2006 4-8 Rigs
(1)
64
gross / 33.0 Net Vertical 115 gross / 57.0 Net $105 mm
2
gross / 2.0 Net CV Horizontal
1
gross / .3 Net Bossier Horizontal
8
gross / 5.5 Net TP
Preliminary
2007 8-10 Rigs
80-100
gross / 60-70 Net Vertical 215 gross / 127.0 Net $110 - 130 mm
60% Operated by GMXR
Drilling YE CV Producers
Horizontal Drilling will change well count & CAPEX

(1)
Pro-forma with Preferred Stock Proceeds received in Aug. 06
(2)
The Company plans to secure additional debt in available.
Balance Sheet Summary
Low Leverage
1.6% 2.9% LTD to Equity
$121,854 $61,225 Shareholders Equity
$1,942 $1,756 Long-Term Debt
(3)
$142,880 $81,103 Total Assets
$94,025 $58,927 Oil & Natural Gas Properties
$19,426 $2,392 Cash and Cash Equivalents
Jun. 30, 06
(1)
Dec. 31, 05 ($ in thousands)
Credit Line Utilization $25 mm
Feb. 2006 Warrants Exercised $14 mm
Non-convertible Preferred Stock $47 mm
Funding Total from Above $86 mm
+2006 Cash Flow
est. CAPEX $105 mm
CAPEX Funding 2006
Credit Line $50 mm
Add'l Debt
(2)
$50 mm
Funding Total from Above $100 mm
+2007 Cash Flow
est. CAPEX $110-130 mm
CAPEX Funding 2007

(1)
Sproule Associates, Inc.
(2)
07/10/06 Company internal projections. EUR for 80s & 40s are the same, Company expects 80s to increase & 40s to be less than 80s.
(3)
Less 5 BCFE 06 Production
‘GMXR’ NAV STRATEGY
Drill Undeveloped Reserves/Convert Probables to Proved
- More Growth
(3)
959 BCFE
- Grow Inventory
Possible
(2)
198 BCFE
- Convert to Proved
Probable
(2)
604 BCFE
- Accelerate Drilling
Proved 2005
(1)
162 BCFE
Net
1P
3P
YE 06 YE 07
Ferris, Baker Watts, Inc. 4/7/2006 320 BCFE
First Albany Capital 8/25/2006 286 BCFE 422 BCFE
Capital One Southcoast, Inc. 4/7/2006 270 BCFE
A.G. Edwards & Sons, Inc. 4/17/2006 256 BCFE
Pickering Energy Partners, Inc. 8/22/2006 252 BCFE
Sidoti & Company, LLC 6/25/2006 247 BCFE
Analyst's Proved Reserves Forecast

‘GMXR’ Internal Projected Net 3P Reserves
    Proved
(1)
Probable
(3)
Possible
(3)
Potential
(3)
Reservoirs & Depth BCFE BCFE BCFE BCFE
Lignite (<1,000') no est.
Glen Rose/Morringsport (4,000') 1
Rodessa (5,500') 1 23
Sligo Pettit (6,000') 6 35
Travis Peak (6,300' - 8,200') 16 89 34 no est.
Upper CV Sands (8,200' - 9,900') 40 Acre
(4)
136 310
(2)
50
(2)
Lower Cotton Valley (9,900' - 11,600') 40 A.
(4)
170 40 no est.
UCV & LCV 20 Acre Density
no est.
Smackover (>11,600') 50 no est.
New Mexico 3
Total 162 604 198 0
Total '3P' Reserves
  (-5 BCFE 06 Production)
959
(1)
12/31/05 YE SEC Reserves – Sproule & Associates, Inc.
(2)
50 BCFE each in Probable & Possible are expected Reserve additions in CVS EURS through 2007
(3)
Based on Company internal projections as of July 11, 2006.
(4)
40 Acre Density only

Drilling success rate of 100%
(2004 – 1H 2006)
$97.5 million CAPEX
(2004 – 1H 2006)
$105 million CAPEX 2006
$110-130 million Preliminary
CAPEX 2007
Overview of GMX RESOURCES INC.
Proved Reserves Proved Reserves
53.0
64.3
162.0
280.0
0.0
50.0
100.0
150.0
200.0
250.0
300.0
2003 2004 2005 2006 (1)
1,124
1,231
2,220
4,400
0
1,000
2,000
3,000
4,000
5,000
2003 2004 2005 2006 (2)
0
500
1000
1500
2000
2500
3000
3500
4000
4500
5000
Production Production
PV-10%
$71.2
$83.2
$409.6
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
2003 2004 2005
(1)
Analyst Midpoint Estimates. Analyst range 240 – 320 BCFE YE06
(2)
Company Guidance

High Quality Resource Plays Valuation Metrics
(1)
Proved Reserves
6/5/2006 CHK buys Four Sevens 160 BCFE $845 mm
$4.90 / mcfe
5/2/2006 DVN buys Chief 617 BCFE $2,200 mm
$3.57 / mcfe
4/21/2006 HAWK buys KCS 463 BCFE $1,900 mm
$4.10 / mcfe
Recent Transactions
Alternative Valuation
5/2/2006 DVN buys Chief   3P Reserves:
Proved          $1.62 / mcfe
Prob & Poss $ .86 / mcfe
(1)
Company press releases & company conference calls; analyst’s reports
7/25/2006 EXCO buys Winchester from Progress
3P Reserves:
Proved          $1.95 / mcfe
Prob & Poss $1.44 / mcfe

GMXR’s Neighbors
BP
Comstock
NEG
Samson
Samson Samson
Progress /
EXCO
Comstock
Peoples/
EnCana
Hunt
Chevron
Anadarko
Anadarko Anadarko
Devon
Devon Devon
XTO
Goodrich
EXCO
BP
Anadarko
Texas Counties: Harrison, Panola, Gregg & Rusk
and Caddo Parish, LA:   57,973 Wells
Prod Cum 34,183 BCFE as of  June 2006
TXOK
XTO
Samson
Devon
Chevron Chevron
CHK
Permitted Wells or
2006 Wells
Map depicts all wells, all depths.  Production data from IHS Dwights.
Chevron
Forest Oil
Gas
Well
Oil
Well
Forest Oil
Comstock
Goodrich
H
A
W
K
S
W
N

$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
SW Energy Parallel
Petro
Carrizo Goodrich Delta Petro Ultra Comstock
Resources
Petrohawk GMXR Forest Oil
Note:  Growth E&P companies with similar  resource assets. Data source: CapitalIQ, reserves from company press releases.  As of September 25, 2006.
TEV = current market cap + (preferred stock + debt - cash & st investments) reported as of 6/30/06.
Average = $3.92
$2.06
GMXR
Valuation vs. Peer Growth Group
GMXR Catalysts:
Production Growth
NAV Growth YE06-08 Proved
Additional Rigs 7 – 10
Horizontal Development
Exit Strategy
YE05
162 BCFE

GMX Mar. 2003, 27 yrs drilling, completion & production
options 49 Richard Hart, Jr.
Operations Mgr. P.E
Consulting Reservoir Engineer.   31 years options 50 Timothy Benton
Reservoir P.E.
32 years Gas Marketing
options 57 Keith Leffel
VP Endeavor Pipeline
options
7.8%
8.8%
‘GMXR’
Land Management.  E & P 26 years
55 Gary Jackson
VP Land
CFO, EVP, Director, Co-Founder, NYSE.
25 years E & P 71 Ken Kenworthy, Sr.
CFO, EVP, Dir.
President, CEO, Chairman, Co-Founder, Geoscientist.
31 years E & P 50 Ken Kenworthy, Jr.
Pres., CEO, Chair
Background Age Name / Position
(1)
Nasdaq as of September 25, 2006. Average Daily Volume is Last 90 Trading Days.
(2)
Proved Reserves Sproule & Assoc.
(3)
6 mo. 06.
(4)
Ken Kenworthy, Jr. and wife
own 13.9% of common stock when combined.
(5)
9/15/06, using credit facility. (6) Pro-forma with Preferred Stock Proceeds received in Aug. 06
GMX RESOURCES INC.  ‘GMXR’
Recent Price: $28.48
Proved Reserves 12/31/05
(2)
162 BCFE
YTD Price Range: 25.17 - $50.50 Proved Developed: 46.1 BCFE
Enterprise Value: $400,000,000 Proved Undeveloped: 115.9 BCFE
Shares Outstanding: 11,214,967
Natural Gas Reserves: 93%
90 Day Average Daily Volume
(1)
271,000
2005 CAPEX: $40 Million
Management Ownership:
(4)
21% e 2006 CAPEX: $105 Million
Institutional Ownership:
(1)
67% e 2007 CAPEX: $110-130 Million
L-T Debt / Total Capitalization:
(6)
1.60% $1.47 LOE & Tax / mcfe
(3)
($0.93 LOE + $0.54 Taxes)

Gas Farming Stats
(1)
Lower estimated F&D Costs use Company owned rigs LCV & UCV & estimated well EUR, otherwise Company’s actual costs $1.61 – see definition in Glossary of Terms
Horizontal
1 Lateral
TP UCV LCV 2,000' - 3,000'
Spud to TD 9 Days 14 Days 18 Days 40 Days
Spud to Spud 15 Days 25 Days 30 Days 30 Days
Spud to Sales 30 Days 30 Days 60 Days 60 Days
Completed Well Cost $.9 mm $1.6 mm $2.2 mm $4.5 - $5 mm
Fracture Stimulation Stim Perf 2 Stage 3 Stages 4-6 Stages
All in F& D Costs
(1)
$1.00 $1.50-$1.61 $1.34 $1.20
Stage Types
Economic Life 45 years
Basis Differential
MMBTU 1.098
Vertical Well
6,000-11,000 bw less gel; 250,000 - 450,000 # tempered 40/70 &
20/40 sand @ 55-70 bpm / or Acid Fracs 5,000 b in Shales
7 - 7.5% Discount from NYMEX

Effective Date 1/1/2006
Nymex F&D PV10/ Profitability
Gross Gas Gross Oil Net Gas Net Oil Gas Dif Oil Dif Oil Price Gas Price Project Payout Net NPV, MM$ Cost Cost MCFE Index
MMCF MBO MMCF MBO $/MCF $/BO $/BO $/MMBTU Life,yrs yrs /Inv IRR/% 10% M$ Cost/MMCFE $/MCFE PV10/INV
1368 13.68 1074.0 10.74 -0.73 -2.600 50.00 8.000 45.0 1.68 3.85 43.78 1.670 1600 1.38 $             2.87              2.08
1368 13.68 1074.0 10.74 -0.55 -2.040 38.00 6.000 45.0 1.89 3.35 37.78 1.097 1280 1.10 $             2.09              1.89
1292 12.92 1014.6 10.15 -0.36 -1.480 26.00 4.000 36.8 2.46 2.56 28.43 0.532 960 0.89 $             1.39              1.55
1204 12.00 945.3 9.45 -0.27 -1.200 20.00 3.000 29.8 3.17 2.00 20.76 0.249 800 0.80 $             1.05              1.31
Sensitivity Cases, UCV Well  Gross Reserves Estimated @ 1.45 BCFE; Net 1.16 BCFE
*
These tables are designed to demonstrate hypothetical results based on the assumptions listed. There is no assurance that actual results will occur as shown.

Effective Date 1/1/2006
Project Start Date 1/1/2006 Cotton Valley Well Weighting 1.000
Nymex Disc F&D PV10/ Profitability
Gross Oil Net Gas Net Oil Gas Dif Oil Dif Gas Price Project Payout Payout Net NPV, MM$ Cost Cost MCFE Index
MMCF MBO MMCF MBO $/MCF $/BO $/BO $/MMBTU Life,yrs yrs yrs /Inv IRR/% 10% M$ Cost/MMCFE $/MCFE PV10/INV
1934.4 19.34 1518.5 15.18 -0.73 -2.600 50.00 8.000 45.0 1.66 1.39 4.22 45.29 2.500 2200 1.37 $           2.92          2.14
1934.4 19.34 1518.5 15.18 -0.55 -2.040 38.00 6.000 45.0 1.91 1.46 3.68 38.03 1.652 1800 1.12 $           2.14          1.92
1934.4 19.34 1518.5 15.2 -0.36 -1.480 26.00 4.000 45.0 2.60 1.92 2.84 27.55 0.810 1400 0.87 $           1.37          1.58
1851.6 18.50 1453.5 14.50 -0.27 -1.200 20.00 3.000 38.5 3.48 2.35 2.23 19.73 0.387 1200 0.78 $           1.03          1.32
Sensitivity Cases, UCV & LCV Valley Well   Gross Reserve Estimated @ 2.05 BCFE; Net 1.64 BCFE
*
These tables are designed to demonstrate hypothetical results based on the assumptions listed. There is no assurance that actual results will occur as shown.

Glossary of Terms
Joint Venture JV
Finding and Development Costs.  Total acreage and
completed well costs are divided by estimated EUR per
well. Our measure of F & D costs may not be
comparable to other companies.  At this time, internal
estimates were also used for rate using Company owned
rig.
F & D
Estimated Ultimate Recovery.  EUR
Estimated future gross revenue to be generated from the
production of proved reserves, net of estimated production,
future development costs, and future abandonment costs,
using prices and costs in effect as of the date of the report or estimate, without giving effect to non-property related
expenses such as general and administrative expenses, debt
service and future income tax expense or to deprecation,
depletion and amortization.
Estimated
Future Net
Revenues
Exploration and Production E & P
Completed Well Cost CWC
Cotton Valley Sand Well CVS
Completed Cotton Valley CCV
Capital Expenditures CAPEX
Billion Cubic Feet Gas Equivalent  (oil & gas combined
6:1 basis to gas equivalent)
BCFE
barrel of oil bbl or bo
Possible Reserves 3P
Probable Reserves 2P
Proved Reserves 1P
Upper Cotton Valley UCV
Trillion cubic Feet Gas Equivalent (oil & gas combined 6:1
basis to gas equivalent)
TCFE
Travis Peak/Pettit TP/P
To begin drilling operations on a well.
Spud
Penn Virginia Oil and Gas PVOG
Penn Virginia Corporation PVA
Proved Undeveloped Wells PUD
Probable Undeveloped Wells Prob
When used with respect to oil and gas reserves, present value means the Estimated Future Net Revenues discounted using
an annual discount rate of 10%.
Present Value or PV
Possible Undeveloped Wells Poss
Petroleum Engineer PE
Million cubic feet gas per day mmcfgpd
Million cubic feet gas mmcfg
One million cubic feet of gas equivalent MMCFe
One million cubic feet of gas MMCF
One thousand cubic feet of gas equivalent per day mcfepd
One thousand cubic feet of gas equivalent MCFe
One thousand cubic feet of gas MCF
One thousand barrels of oil MBbls
Lower Cotton Valley LCV